Midland States Bancorp, Inc. Second Quarter 2025 Earnings Presentation July 24, 2025

2 Forward Looking Statement Forward-Looking Statements: This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements expressing management’s current expectations, forecasts of future events or long-term goals may be based upon beliefs, expectations and assumptions of the Company’s management, and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this presentation speak only as of the date they are made, and the Company undertakes no obligation to update any statement. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements including changes in interest rates and other general economic, business and political conditions, the impact of inflation, increased deposit volatility and potential regulatory developments. These risks and uncertainties should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. Additional information concerning the Company and its businesses, including additional factors that could materially affect the Company’s financial results, are included in the Company’s filings with the Securities and Exchange Commission. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Use of Non-GAAP Financial Measures: This presentation may contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Pre-provision net revenue (PPNR)”, “PPNR per share”, “Adjusted Earnings”, “Adjusted Diluted Earnings per share”, “Efficiency Ratio”, “Tangible Common Equity to Tangible Assets (TEC/TA)”, and “Tangible Book Value Per Share”. The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s funding profile and profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Not all companies use the same calculation of these measures; therefore this presentation may not be comparable to other similarly titled measures as presented by other

Building a High Performing, Tech-Forward Community Bank

Where We Are Today

Building Blocks For Growth

$7.1B Assets	$5.1B Loans	$5.9B Deposits	$4.2B AUM/A

- Midland States Bank has 53 branch/office locations in Illinois and Missouri
- 16 Successful acquisitions since 2008
- Presence in stable, lower deposit cost mid-western markets
- Significant commercial growth opportunities in St. Louis and Chicago
- Comprehensive wealth and trust product offering
- Evolving tech-forward strategy, including BaaS initiative
- Reducing Credit Risk Exposure

Core Businesses

- Commercial Banking
- Personal Banking
- Private Wealth Management
- Trust Services
- Banking-as-a-Service

Where We're Going

Targeted Credit Management Efforts

- Sold GreenSky loans, $50 million remaining exposure
- Reducing equipment finance exposure to target of 10% of loans
- Ongoing efforts to work-out / sell NPAs

Growing Commercial Banking

- Increase in Community Bank loans by 1.8% LQ
- Investing in team and technology to grow and deepen relationships
- Focus on higher-growth St. Louis & greater Chicago markets

Accelerating Growth in Wealth

- Invest in technology and people
- Cross-sell with commercial clients
- Continue adding new advisors

Improving Operational Capabilities

- Expand data and analytics capabilities
- Strengthen credit processes and controls
- Automation of back-office processes using AI and RPA

Building Tech-Forward Strategy

- Remaining BaaS loan program at $53.7 million carries full credit indemnification
- BaaS initiative continuing to seek high quality FinTech partners

3

Midland

4 Accelerated credit remediation: $65 million of non-performing loans exited through July 2025, pro-forma NPAs to assets of 1.15% 3.56% reported net interest margin, +7 bps LQ expansion driven by lower deposit cost of 2.19% (-10 bps LQ), new loan originations at ~6.8% Strong community bank customer trends, with loans increasing 1.8% and deposits 3.7%, added 5 new commercial bankers during Q2 Tangible book value1 of $20.68, all capital ratios grew sequentially, TCE / TA up 19 bps to 6.3% Second Quarter 2025 Highlights 1 Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

5 Second Quarter 2025 Financial Summary EPS PPNR1 Loans Deposits Capital • PPNR1 of $32.2 million, or $1.48 per share, increased 19% LQ • Net interest income of $58.7 million benefitted from -10bps LQ reduction in deposit costs • Non-interest income rose 7.3% LQ excluding credit enhancement income • Loan balances increased $47 million LQ, with $59 million increase for Community Banking • Provision of $17.4 million, $29.9 million of charge-offs; NPAs decreased 52 bps LQ to $111.2 million or 1.56% of total assets • Additional $29 million of NPAs exited in July 2025 • Deposits increased $10 million, brokered time deposits fell $43 million LQ • Loan to deposit ratio remains stable at 85% • Servicing deposits of $285 million exited in July 2025 • Tangible book value1 of $20.68, up $0.14 versus LQ and up $0.85 versus prior year end • Consolidated CET1 ratio of 9.02%; Total Capital ratio of 14.50% • Fully diluted EPS of $0.44 for second quarter of 2025 1 Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

Second Quarter 2025 Results

Midland States Bancorp, Inc.
($ in millions, except per share data)

	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024
Net Interest Income	$ 58.7	$ 58.3	$ 58.6	$ 59.1	$ 58.9
Provision for Credit Losses	17.4	10.9	74.2	17.9	8.3
Total Noninterest Income	23.5	17.8	35.4	33.5	32.0
Total Revenue	**82.2**	**76.1**	**94.0**	**92.6**	**90.9**
Total Noninterest Expenses	**50.0**	**203.0**	**58.7**	**49.8**	**50.8**
Income before Taxes	14.9	(137.8)	(38.9)	24.9	31.8
Net Income	**12.0**	**(141.0)**	**(30.8)**	**20.4**	**25.7**
Diluted Earnings Per Share	**0.44**	**(6.58)**	**(1.52)**	**0.83**	**1.06**
Adjusted Diluted Earnings Per Share[1]	**0.44**	**0.49**	**(1.52)**	**0.82**	**1.06**
Total Assets	**7,107.9**	**7,284.8**	**7,506.8**	**7,704.2**	**7,708.1**
Gross Loans Receivable (ex. HFS)	5,064.7	5,018.1	5,167.6	5,728.2	5,829.1
Allowance for Credit Losses on Loans & Lease	(92.7)	(105.2)	(111.2)	(151.1)	(155.4)
All Other Assets	2,135.9	2,371.9	2,450.4	2,127.0	2,034.5
Total Liabilities	**6,534.2**	**6,713.4**	**6,796.0**	**6,933.0**	**6,971.3**
Total Deposits	5,946.9	5,936.4	6,197.2	6,256.8	6,118.0
Borrowings	482.9	667.3	474.5	572.7	749.8
Other Liabilities	104.3	109.6	124.3	103.5	103.5
Total Shareholders' Equity	**573.7**	**571.4**	**710.8**	**771.2**	**736.8**
PPNR[1]	**32.2**	**27.0**	**35.2**	**42.9**	**40.1**
NPA / Total Assets	**1.56%**	**2.08%**	**2.10%**	**1.65%**	**1.61%**
Wealth Assets Under Administration	**4,181.2**	**4,101.4**	**4,153.1**	**4,268.5**	**3,996.2**
Efficiency Ratio[1]	**60.6%**	**64.3%**	**62.3%**	**53.6%**	**55.8%**
Tangible Book Value Per Share[1]	**$ 20.68**	**$ 20.54**	**$ 19.83**	**$ 22.70**	**$ 21.07**

[1] Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

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Midland

7 Strong Liquidity & Regulatory Capital • $4.52 billion total insured deposits includes: ·Stable insured deposit base, brokered deposits only 2% of total deposits as of June 30, 2025 ·$842 million of servicing deposits, $285 million exited in July 2025 • 15.0% liquidity on balance sheet (Cash & available Investment Securities) • Strong regulatory capital ratios Bank and Consolidated, well-above minimum buffers • Near-term focus on building CET1 over 10%, and TCE / TA ratio over 7.0% • Additional 2Q25 ratios: ‒ 52.7% CRE as a % of Total Loans ‒ 266.4% CRE as a % of Total RBC1 1 Represents non-owner occupied CRE loans only 6.27% 9.02% 9.59% 12.07% 14.50% 6.08% 8.32% 9.11% 11.16% 13.51% TCE/TA Common Eq Tier 1 Tier 1 Leverage Tier 1 RBC Total RBC Consolidated Capital Ratios Q2 2025 Q1 2025 $177 $1,423 $797 $1,178 $464 Liquidity Uninsured Depositors 1.84X Liquidity Coverage Cash & Cash Equiv Unpledged Securities FHLB Committed Liquidity FRB Discount Window Availability $2,616 Abundant Excess Liquidity Building Excess Capital

Targeted Credit Management Efforts Nearing Completion

	Overview	Action	Q2 2025 Current Status
Non-Core Loan Programs	• Portfolio originated by FinTech partners LendingPoint & GreenSky • Unsecured portfolios which have exhibited increasing delinquencies & deterioration	• Strategic decision to exit these portfolios • Completed sale of GreenSky portfolio in April 2025	• Remaining BaaS portfolio: **$54M** • Retained GreenSky: **$50M**
Specialty Finance Group	• Nationwide portfolio providing bridge loan financing for commercial real estate • Primarily multifamily and healthcare • Impacted by macroeconomic factors resulting in elevated NPLs	• Stopped future origination of construction/rehab • Tightened underwriting standards • Working to resolve non-performing assets	• NPA's at 6/30/25: **$53.7M** • NCO 2Q25: **$12.9M**
Midland Equipment Finance	• Loans & leases for customers across the U.S. • Deterioration has been experienced primarily in the trucking industry	• Tightened underwriting standards to eliminate new trucking contracts, refocus on higher quality segments • Working to capture recoveries on past losses	• NPA's at 6/30/25: **$12.9M** • NCO 2Q25: **$3.9M**

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Midland

2Q25 Non-Performing Asset Update

Dollars in thousands

Top 9 relationships comprise 59.9% and 51.2% of the total NPA's at 12/31/24 & 6/30/2025

	Loan Segment	Balance 4Q 2024	Balance 1Q 2025	Balance 2Q 2025	Notes
Loan 1	CRE - Multifamily - Florida	$16,262	$16,262	$14,938	**Note sold July 2025**
Loan 2	CRE - Multifamily - Wisconsin	13,734	13,659	-	
Loan 3	CRE - Multifamily - Florida	11,092	11,092	9,962	**Note sold July 2025**
Loan 4	CRE - Office - Florida	9,285	9,285	9,285	
Loan 5	CRE - Multifamily - Michigan	8,399	8,399	8,399	
Loan 6	CRE - Multifamily - South Carolina	8,140	8,140	8,140	
Loan 7	CRE - Asst Living - South Carolina	7,798	7,806	-	Charged off Q2
Loan 8	CRE - Asst Living - Nevada	7,737	7,737	-	Note sold Q2 2025
Loan 9	C&I Relationship - Northern Region	11,855	11,378	5,445	Charge down Q2
	Largest Exposures	**$94,302**	**$93,758**	**$56,169**	
	Midland Equipment Finance	11,337	11,099	11,629	
	Non-Core Loan Programs	10,769	5,670	3,608	
	All Other Loans	34,499	35,164	38,106	
	Total Non-Performing Loans	**$150,907**	**$145,690**	**$109,512**	
	NPL's / Total Loans	*2.92%*	*2.90%*	*2.16%*	
	Total OREO & Repossessed Assets	6,502	5,574	1,662	
	Total Non-Performing Assets	**$157,409**	**$151,264**	**$111,174**	
	NPA's / Total Assets	*2.10%*	*2.08%*	*1.56%*	

9

Midland

$155 $151 $111 $105 $93 2.67% 2.64% 2.15% 2.10% 1.83% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% -30 20 70 120 170 220 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Allowance for credit losses ACL/Loans $1 $0 $10 $1 $8 $13 $22 $103 $16 $22 -10 10 30 50 70 90 110 130 150 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Community Bank All Other 10 Improving Credit, Strong Community Bank Trends Allowance for Credit Losses (ACL) Net Charge Offs (Recoveries) – Community Bank Loans vs. Other 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Risk Rating Balance % Balance % Balance % Balance % Balance % 1-6 Acceptable $4,393 75% $4,276 75% $4,259 82% $4,157 83% $4,238 84% 7 Special Mention 29 1% 88 2% 101 2% 68 1% 84 2% 8-9 Substandard 246 4% 279 5% 219 4% 215 4% 164 3% Not Graded1 1,161 20% 1,085 18% 588 11% 578 12% 579 11% Total Gross Loans $5,829 $5,728 $5,168 $5,018 $5,065 Non-performing Loans $112 $115 $151 $146 $110 % of Total Loans 1.92% 2.00% 2.92% 2.90% 2.16% Non-performing Assets $124 $127 $157 $151 $111 % of Total Assets 1.61% 1.65% 2.10% 2.08% 1.56% (in millions, as of quarter-end)(in millions, as of quarter-end) Dollars in millions 1 Consumer loans including the GreenSky & Lending Point portfolios are not graded

11 Loan Portfolio (as of June 30, 2025) Total Loans and Average Loan Yield (in millions, as of quarter-end) • Total loans increased $46.6 million from prior quarter to $5.06 billion • Community Bank increased $58.9 million from prior quarter, offset by the intentional decline of the specialty finance and equipment finance portfolios • Decrease in non-core portfolios partially offset by new loan production from high quality commercial clients that provide full banking relationships • Increase in commercial loans includes $201 million to finance GreenSky sale Loan Portfolio Mix (in millions, as of quarter-end) 2Q 2025 1Q 2025 2Q 2024 Commercial loans and leases $ 1,892 $ 1,642 $ 1,846 Commercial real estate 2,413 2,592 2,422 Construction and land development 259 265 477 Residential real estate 361 373 378 Consumer 140 145 707 Total Loans $ 5,065 $ 5,018 $ 5,829 $5,829 $5,728 $5,168 $5,018 $5,065 6.29% 6.43% 6.22% 6.26% 6.20% 5.00% 5.20% 5.40% 5.60% 5.80% 6.00% 6.20% 6.40% 6.60% 6.80% 7.00% 2000 2500 3000 3500 4000 4500 5000 5500 6000 6500 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Total Loans Average Loan Yield

12 Loan Segments (as of June 30, 2025) Loan Segment Mix • Total loans in our Community Bank increased $58.9 million from prior quarter to $3.32 billion • Loans in Southern region increased $66.3 million or 37% annualized in 2Q25 • Focused on core, in-market loan relationships • Continuing to add talent in faster growing markets to drive quality loan relationships and commercial deposits Loan Portfolio Segments (in millions, as of quarter-end) 2Q 2025 1Q 2025 2Q 2024 Regions: Eastern $ 902 $ 898 $ 884 Northern 754 747 725 Southern 778 712 700 St. Louis 885 903 825 Community Bank $ 3,319 $ 3,260 $ 3,134 Other: FHA Warehouse $ 1 $ - $ - Specialty Finance 701 875 1,108 Equipment Finance 712 763 890 Non-Core and Other 332 120 697 Total Loans $ 5,065 $ 5,018 $ 5,829 Community Bank 65.5% Specialty Finance 13.8% Equipment Finance 14.1% Non-Core and other 6.6%

13 Total Deposits (as of June 30, 2025) • Total deposits increased $10.5 million from prior quarter, primarily using an increase in money market balances to reduce brokered deposits • Retail checking deposit averages per account pulled back from the Q1 high after-tax refund season and was largely offset by public fund inflows from tax payments collected in the quarter • Stable deposit mix and managing deposit rates resulted in 10 bps decrease in cost of deposits from LQ Deposit Mix (in millions, as of quarter-end) 2Q 2025 1Q 2025 2Q 2024 Noninterest-bearing demand $ 1.074 $ 1,091 $ 1,109 Interest-bearing: Checking 2.181 2,161 2,344 Money Market 1.216 1,154 1,144 Savings 511 523 538 Time 819 819 852 Brokered time 145 189 131 Total Deposits $ 5,947 $ 5,936 $ 6,118 Total Deposits and Cost of Deposits (in millions, as of quarter-end) $6,118 $6,257 $6,197 $5,936 $5,947 2.52% 2.55% 2.69% 2.29% 2.19% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 0 1000 2000 3000 4000 5000 6000 7000 8000 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Total Deposits Cost of Deposits

14 Deposit Segments (as of June 30, 2025) • Retail and commercial deposits remained relatively stable from prior quarter • Public funds increased $128 million while servicing deposits decreased $57 million due to seasonal factors • Total brokered deposits decreased $109 million in 2Q25, reducing higher cost deposits • Outflow of servicing deposits of $284 million in July 2025 Deposit by Channel (in millions, as of quarter-end) 2Q 2025 1Q 2025 2Q 2024 Retail $ 2,812 $ 2,846 $ 2,742 Commercial 1,145 1,075 1,217 Public Funds 618 490 569 Wealth & Trust 305 301 299 Servicing 786 843 932 Brokered Deposits 249 358 239 Other 33 23 120 Total Deposits $ 5,947 $ 5,936 $ 6,118 Trend of Deposit Channel Mix (in millions, as of quarter-end) $6,118 $6,257 $6,197 $5,936 $5,947 0 1000 2000 3000 4000 5000 6000 7000 8000 0 1000 2000 3000 4000 5000 6000 7000 8000 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Retail Commercial Public Funds Wealth & Trust Servicing Brokered

Neutral Rate Positioning Supports Above-Peer Margin

- Bank well positioned for rate changes with modest liability sensitive position
  - 30% of assets reprice within 3 months as of June 30, 2025
  - 69% of our liabilities reprice within 3 month as of June 30, 2025
- **Loan Strategy**: Focused on originating community bank loans with full banking relationships:

Total Loans and Leases (net of unearned income)[1]

(In Millions)

As of June 30, 2025	Repricing Term								Rate Structure		
	3 mos or less	3-12 months	1-3 years	3-5 years	5-10 years	10-15 years	Over 15 years	Total	Floating Rate	Adjustable Rate	Fixed Rate
Commercial loans and leases	$ 719	$ 281	$ 575	$ 231	$ 60	$ 4	$ 22	**$ 1,892**	$ 556	$ 112	$ 1,224
Commercial Real estate	754	374	815	325	131	13	1	**2,413**	486	256	1,671
Construction and land development	232	11	9	6	1	0	(0)	**259**	203	6	50
Residential real estate	66	38	50	55	52	33	67	**361**	52	97	212
Consumer	22	31	59	19	8	0	-	**140**	3	-	137
Total	**$1,793**	**$735**	**$1,508**	**$636**	**$252**	**$50**	**$90**	**$5,065**	**$ 1,300**	**$ 471**	**$ 3,294**
% of Total	*35%*	*15%*	*30%*	*13%*	*5%*	*1%*	*2%*	*100%*	*26%*	*9%*	*65%*
Weighted Average Rate	*7.27%*	*5.80%*	*5.45%*	*6.01%*	*4.72%*	*4.51%*	*4.71%*	*6.16%*	*8.03%*	*5.21%*	*5.52%*

- **Deposit Strategy:** Maintain and grow strong non-interest bearing deposit mix of 18% of total deposits

15

[1] Based on projected principal payments for all loans plus the next reset for floating and adjustable rate loans and the maturity date of fixed rate loans.

Midland

16 Wealth Management Contribution Quarterly Performance • Assets under administration increased $80 million mainly due to market performance • Wealth Management fees increased due to additional trust and estate fees collected in the quarter • Continual hiring of wealth advisors positively impacting new business development Strategic Update • Added 3 wealth advisors during second quarter, we expect to continue adding new wealth advisors which should positively impact new business development. • Investing in technology tools and data to drive customer engagement and cross sell opportunities with community bank Assets Under Administration (in millions) Wealth Management Revenue (in millions) $3,996 $4,269 $4,153 $4,101 $4,181 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 $6.80 $7.10 $7.66 $7.35 $7.38 4 4.5 5 5.5 6 6.5 7 7.5 8 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025

17 Financial Outlook • Stable total assets near-term • NIM expansion as short-term rates lower • Reduced credit costs in 2026 • Community Bank Focus • Growing regulatory capital • Unchanged focus on efficiency

Appendix

19 ACL By Portfolio 1 Primarily consists of loans originated through GreenSky relationship ($ in thousands) June 30, 2025 March 31, 2025 Portfolio Loans Net Charge-offs ACL ACL % of Total Loans Loans Net Charge-offs ACL ACL % of Total Loans Commercial $1,073,578 $ 50 $ 10,467 0.97% $ 772,876 $ 51 $ 10,230 1.32% Commercial Other 470,808 5,098 23,712 5.04% 496,686 12,751 23,324 4.70% Equipment Finance Loans 364,526 390 12,205 3.35% 390,276 1,647 12,093 3.10% Equipment Finance Leases 347,155 3,484 15,395 4.43% 373,168 2,895 15,723 4.21% CRE non-owner occupied 1,485,185 13,524 15,041 1.01% 1,597,251 — 23,862 1.49% CRE owner occupied 413,959 5,847 4,463 1.08% 441,910 — 3,874 0.88% Multi-family 443,290 2,444 7,704 1.74% 486,141 722 11,110 2.29% Farmland 70,327 — 231 0.33% 67,023 — 223 0.33% Construction and Land Development 258,729 (1,029) 2,869 1.11% 264,966 — 3,021 1.14% Residential RE First Lien 299,725 (40) 6,502 2.17% 312,367 17 7,294 2.34% Other Residential 61,536 (50) 602 0.98% 60,728 37 580 0.96% Consumer 90,213 432 685 0.76% 91,372 271 482 0.53% Consumer Other1 50,190 95 5,019 10.00% 53,565 134 5,453 10.18% Total Loans $5,064,695 $ 29,855 $ 92,690 1.83% $5,018,053 $ 16,878 $ 105,176 2.10%

20 Investment Portfolio (as of June 30, 2025) Fair Value of Investments by Type • All Investments are classified as Available for Sale • Average T/E Yield is 5.04% for 2Q25 • Effective Duration is 4.0 years • Purchased $36.9 million with T/E Yield of 6.02% in 2Q25 Investment Mix & Unrealized Gain (Loss) (in millions) Fair Value Book Value Unrealized Gain (Loss) Treasuries $ — $ — $ — US GSE & US Agency 25 26 (1) MBS - agency 990 1,071 (82) MBS - non agency 93 95 (2) Asset backed student loan 45 45 — State & Municipal 70 76 (6) Corporate 79 85 (6) Other 48 48 — Total Investments $ 1,350 $ 1,446 $ (96) Investment Mix & Unrealized Gain (Loss) Investment by Yield and Duration $1.35 billion

21 Non-GAAP Reconciliations MIDLAND STATES BANKCORP, INC. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (unaudited) Efficiency Ratio Reconciliation June 30, March 31, December 31, September 30, June 30, (dollars in thousands) 2025 2025 2024 2024 2024 Noninterest expense - GAAP $49,992 $203,005 $58,699 $49,764 $50,784 Impairment on goodwill - (153,977) - - - Adjusted noninterest expense $49,992 $49,028 $58,699 $49,764 $50,784 Net interest income - GAAP $58,695 $58,290 $58,570 $59,110 $58,895 Effect of tax-exempt income 267 208 220 205 170 Adjusted net interest income 58,962 58,498 58,790 59,315 59,065 Noninterest income - GAAP 23,534 17,763 35,371 33,545 31,984 Loss on sales of investment securities, net - - 34 44 152 Loss (gain) on repurchase of subordinated debt - - 13 (77) (167) Adjusted noninterest income 23,534 17,763 35,418 33,512 31,969 Adjusted total revenue $82,496 $76,261 $94,208 $92,827 $91,034 Efficiency ratio 60.60% 64.29% 62.31% 53.61% 55.79% Pre-Provision Net Revenue Reconciliation June 30, March 31, December 31, September 30, June 30, (dollars in thousands) 2025 2025 2024 2024 2024 Income (loss) before income taxes $14,868 (137,802) (38,941) $24,966 $31,813 Provision for credit losses 17,369 10,850 74,183 17,925 8,282 Impairment on goodwill - 153,977 - - - Pre-provision net revenue $32,237 $27,025 $35,242 $42,891 $40,095 Pre-provision net revenue per diluted share $1.48 $1.24 $1.62 $1.98 $1.84 Pre-provision net revenue to average assets 1.81% 1.47% 1.83% 2.21% 2.07% For the Three Months Ended For the Three Months Ended

22 Non-GAAP Reconciliations (dollars in thousands, expect per share data) June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Income (loss) before income tax (benefit) expense - GAAP $ 14,868 ($ 38,941) $ 24,966 $ 31,813 Adjustments to noninterest income: Loss on sales of investment securities, net — — 34 44 152 Loss (gain) on repurchase of subordinated debt — — 13 (77) (167) Total adjustments to noninterest income — — 47 (33) (15) Adjustments to noninterest expense: Impairment on goodwill — (153,977) — — — Total adjustments to noninterest expense — (153,977) — — — Adjusted earnings (loss) pre tax - non-GAAP 14,868 16,175 (38,894) 24,933 31,798 Adjusted earnings (loss) tax (benefit) expense 2,844 3,172 (8,159) 4,526 6,090 Adjusted earnings (loss) - non-GAAP 12,024 13,003 (30,735) 20,407 25,708 Preferred stock dividends 2,228 2,228 2,228 2,229 2,228 Adjusted earnings (loss) available to common shareholders $ 9,796 $ 10,775 ($ 32,963) $ 18,178 $ 23,480 Adjusted diluted earnings (loss) per common share $ 0.44 $ 0.49 ($ 1.52) $ 0.82 $ 1.06 Tangible Common Equity to Tangible Assets Ratio and Tangible Book Value Per Share As of June 30, March 31, December 31, September 30, June 30, (dollars in thousands, except per share data) 2025 2025 2024 2024 2024 Shareholders' Equity to Tangible Common Equity Total shareholders' equity—GAAP $ 573,705 $ 571,437 $ 710,847 $ 771,221 $ 736,779 Adjustments: Preferred Stock (110,548) (110,548) (110,548) (110,548) (110,548) Goodwill (7,927) (7,927) (161,904) (161,904) (161,904) Other intangible assets, net (10,362) (11,189) (12,100) (13,052) (14,003) Tangible common equity 444,868 441,773 426,295 485,717 450,324 Total Assets to Tangible Assets: Total assets—GAAP $ 7,107,878 $ 7,284,804 $ 7,506,809 $ 7,704,189 $ 7,708,074 Adjustments: Goodwill (7,927) (7,927) (161,904) (161,904) (161,904) Other intangible assets, net (10,362) (11,189) (12,100) (13,052) (14,003) Tangible assets $ 7,089,589 $ 7,265,688 $ 7,332,805 $ 7,529,233 $ 7,532,167 Common Shares Outstanding 21,515,138 21,503,036 21,494,485 21,393,905 21,377,215 Tangible Common Equity to Tangible Assets 6.27% 6.08% 5.81% 6.45% 5.98 % Tangible Book Value Per Share $ 20.68 $ 20.54 $ 19.83 $ 22.70 $ 21.07 MIDLAND STATES BANCORP, INC. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (unaudited) Adjusted Earnings Reconciliation ($ 137,802) For the Three Months Ended